Business combination	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [Abstract]
Business Combination

44. BUSINESS COMBINATION

(1)	General

As of August 1, 2019, the Group acquired 73% interests in Tong Yang Asset Management Co., Ltd. and changed the name of Tong Yang Asset Management Co., Ltd. to Woori Asset Management Corp. As of August 1, 2019, the Group obtained control of 100% of ABL Global Asset Management Co., Ltd. and transferred it as a subsidiary as of December 6, 2019, and changed its name to Woori Global Asset Management Co., Ltd.. As of December 30, 2019, the Group acquired 67.2% interests (including 8.6% interest that Woori Bank held) in the Kukje Asset Trust Co., Ltd. and changed the name Woori Asset Trust Co., Ltd.. The main reasons for the business combination are to maximize synergy between the consolidated subsidiaries and to strengthen the non-bank business portfolio.

The operating and net income of Woori Asset Management Corp., reflected in the consolidated statement of comprehensive income for the five months after the acquisition date, are 2,365 million Won and 1,720 million Won, respectively, and the operating and net loss of Woori Global Asset Management Co., Ltd. are 1,751 million Won and 1,360 million Won, respectively. Assuming that the acquisition of Woori Asset Management Corp., Woori Global Asset Management Co., Ltd. and Woori Asset Trust Co., Ltd. was settled on January 1, 2019, the starting date of the annual reporting period, the operating and net profit of Woori Asset Management Corp. would be 10,572 and 7,976 million Won, respectively, the operating and net losses of Woori Global Asset Management Co., Ltd. would be 3,711 million and 2,774 million Won, respectively, and the operating and net profit of Woori Asset Trust Co., Ltd. would be 41,154 million and 30,981 million Won.

(2)	Identifiable net assets

Identified assets and liabilities as of December 31, 2019 are as follows (Unit: Korean Won in millions):

	Accounts	Woori Asset Management Corp.	Woori Global Asset Management Co., Ltd.	Woori Asset Trust Co., Ltd.
Assets	Cash and cash equivalent	12,914	2,318	67,555
	Financial assets at FVTPL	49,446	2,470	654
	Financial assets at FVTOCI	26,393	—	—
	Financial assets at amortized cost(*1) (*3)	16,739	25,612	61,792
	Premises and equipment	1,610	2,145	3,983
	Intangible assets(*2)	6,667	264	39,577
	Deferred tax assets	1,547	1,551	1,524
	Others	63	60	1,828

	Sub-total	115,379	34,420	176,913

Liabilities	Financial liabilities	5,129	3,329	12,180
	Provision liabilities	221	108	3,820
	Deferred tax liabilities	1,085	13	8,971
	Others	159	—	29,410

	Sub-total	6,594	3,450	54,381

Fair value of net identifiable assets		108,785	30,970	122,532

(*1)

The acquired financial assets at amortized cost were estimated at fair value. The contractual total of the financial assets at amortized cost of Woori Asset Management Corp. is 18,680 million Won, and the contractual cash flows that are not expected to be recovered as of the acquisition date are 1,941 million Won. Woori Global Asset Management Co., Ltd. has a contractual total of 25,612 million Won for financial assets at amortized cost. The contractual total of Woori Asset Trust Co., Ltd.’s financial assets at amortized cost are 72,686 million Won and will be recovered as of the acquisition date. Unexpected contractual cash flow is 10,894 million Won.

(*2)

The intangible assets of Woori Asset Management Corp. and Woori Asset Trust Co., Ltd. each include 6,456 million Won in customer relationships and 37,074 million Won in order backlog as a result of business combination and were valued at fair value through the Multi-Period Over-Return Act (MEEM) as they were judged separately identifiable intangible assets. A multi-term excess profit method is a method to estimate the future cash flows generated by each intangible asset and to discount the cash flows generated purely by that intangible asset to its present value by deducting the portion of the asset’s contribution to that cash flow generation.

(*3)

The Group has set 100% loan loss allowance for non-collected accrued income related with management fees of Woori Asset Management Corp. In addition, although the fund investors have filed a lawsuit seeking compensation for damages, this financial effect was not reflected in the consolidated financial statements as of the end of the current term because the possibility and extent of loss cannot be measured reliably at the end of the current term.

If, within one year of the acquisition date, new information obtained about the facts and circumstances that existed at the acquisition date requires the adjustment of the amounts recognized at the acquisition date, or the recognition of additional provisions existing at the acquisition date, the accounting for the business combination will be adjusted.

(3)	Goodwill

Recognized goodwill as a result of business combination are as follows (Unit: Korean Won in million):

	Woori Asset Management Corp.	Woori Global Asset Management Co., Ltd.	Woori Asset Trust Co., Ltd.
Transfer price	122,450	33,000	224,150
Fair value of identifiable net asset	108,785	30,970	122,532
Non-controlling interest(*)	29,371	—	40,162
Goodwill	43,036	2,030	141,780

(*)

The non-controlling interest in Woori Asset Management Corp. and Woori Asset Trust Co., Ltd. acquired during the year ended December 31, 2019, was measured as the proportion of the non-controlling interest in the acquiree’s identifiable net assets.

In the event of a business combination, the consideration transferred includes the premium paid to acquire Woori Asset Management Corp., Woori Global Asset Management Co., Ltd. and Woori Asset Trust Co., Ltd. which results in goodwill. In addition, the consideration paid for the business combination includes expected synergies, revenue growth, and the amount related to future market growth. However, these benefits through Woori Global Asset Management Co., Ltd. did not meet the identifiable intangible asset recognition requirements and were not recognized separately from goodwill.

The Group also acquired a relationship with a customer of Woori Asset Management Corp. and order backlog of Woori Asset Trust Co., Ltd. as part of the acquisition. These relationships with customers were recognized separately from goodwill because they met the reparability criteria to meet the recognition requirements for intangible assets.

(4)	Business combination cost

The Group incurred 2,634 million Won, including legal fees and due diligence fees, in relation to the business combination, and the amount was recognized as a fee expense in the consolidated statement of comprehensive income of the Group.

(5)	Net cash outflow due to business combination

Details of net cash outflows due to business combination are as follows (Unit: Korean Won in million):

	Woori Asset Management Corp.	Woori Global Asset Management Co., Ltd.	Woori Asset Trust Co., Ltd.
Consideration paid in cash	122,450	33,000	224,150
Acquired cash and cash equivalents	12,914	2,318	67,555

Deduction in total	109,536	30,682	156,595